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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    0-19724                 33-0311631
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(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)          Identification No.)



   10655 Sorrento Valley Road, San Diego, California              92121
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        (Address of principal executive offices)                (Zip Code)



    Registrant's telephone number, including area code: (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On April 1, 2005, Protein Polymer Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement"), dated as of March 31, 2005, by and among the Company and the investors listed on Annex A-1 to the Purchase Agreement. The details of the Purchase Agreement as called for by this Item 1.01 are fully set forth in Item
1.01 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2005 and is incorporated herein by reference in its entirety.

                  On or about April 15, 2005, the Company, in a final closing pursuant to the Purchase Agreement (the "Subsequent Closing"), sold an aggregate of 10,827,955 shares to the Investors listed on Annex A-2, attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K, for an aggregate purchase price of $3,573,225.32. As part of the transaction, the Company also issued to the Investors warrants (collectively, the "Subsequent Warrants") having terms and conditions in the form of warrant attached to Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2005 which is incorporated herein by reference in its entirety. The Subsequent Warrants entitle the holders thereof to purchase an aggregate of 5,413,977 shares of Common Stock at an exercise price of $0.50 per share.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

                  Subsequent Closing
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                  The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The sales and issuances of the securities under the Purchase Agreement to the Investors were exempt from registration under the Securities Act in reliance on
Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available. No underwriting discounts or commissions were paid by the Company in connection with these transactions.

                  In connection with the Subsequent Closing, the Company incurred selling fees of approximately $164,230 and is obligated to issue to placement agents warrants to acquire 690,482 shares of Common Stock at an exercise price of $0.55 per share exercisable at any time and expiring approximately 5 years after issuance.

                  Aggregate Financing
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                  For the entire private placement offering, including the
Initial Closing on April 1, 2005 and the Subsequent Closing, the Company issued a total of 23,556,225 shares of common stock at price of $0.33 per share, for aggregate total proceeds of $7,773,556 (including approximately $1,200,000 of converted short-term promissory bridge notes previously issued by the Company to certain of the Initial Investors), together with warrants for the purchase of an aggregate of approximately 11,778,110 shares of common stock at an exercise price of $0.50 per share. The Company incurred aggregate selling fees of approximately $422,990 and is obligated to issue to placement agents warrants to acquire 751,088 shares of Common Stock at an exercise price of $0.55 per share exercisable at any time and expiring approximately 5 years after issuance.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

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                  99.1               Annex-2 of Securities Purchase Agreement.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROTEIN POLYMER TECHNOLOGIES, INC.,
                                     a Delaware corporation


Date: April 21, 2005                 By: /s/ J. Thomas Parmeter
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                                          J. Thomas Parmeter

                                          Chairman of the Board and
                                          Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                        Annex-2 of Securities Purchase Agreement.
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